UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

POWERUP ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

POWERUP ACQUISITION CORP.

188 Grand Street, Unit #195

New York, New York

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON MAY 17, 2024

To the Shareholders of PowerUp Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the extraordinary general meeting (the “EGM”) of PowerUp Acquisition Corp., a Cayman Islands exempted company (the “Company,” “PowerUp,” “we,” “us” or “our”), will be held on May 17, 2024, at 9:00 a.m., Eastern time. The EGM will be a completely virtual meeting. You will be able to attend, vote your shares, and submit questions during the EGM via a live webcast available at https://agm.issuerdirect.com/pwup. The EGM will be held for the sole purpose of considering and voting upon the following proposals:

1.	A proposal, by special resolution to extend the date by which the Company must consummate an initial business combination from May 23, 2024 to February 17, 2025 (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”);

2.	A proposal, by special resolution to remove the requirements limiting the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets (the “Redemption Limitation”) prior to or upon consummation of such initial business combination by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “NTA Proposal”); and

3.	A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal or the NTA Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the NTA Proposal, the “Proposals”).

Only shareholders of record of the Company as of the close of business on April 2, 2024, are entitled to notice of, and to vote at, the EGM or any adjournment or postponement thereof. Each share entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the EGM to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the internet in accordance with the instructions on the enclosed proxy card or voting instruction card. You can change your voting instructions or revoke your proxy at any time prior to the EGM by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the EGM in person online, it is strongly recommended that you complete and return your proxy card before the EGM date to ensure that your shares will be represented at the EGM if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following websites: https://agm.issuerdirect.com/pwup and www.iproxydirect.com/pwup

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding ordinary shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

The NTA Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding ordinary shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding ordinary shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the EGM will have no effect on the outcome of the vote on the Proposals.

The Extension Amendment Proposal is essential to the overall implementation of the plan of the board of directors of the Company (the “Board”) to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination. On December 26, 2023, the Company entered into an Agreement and Plan of Merger with respect to a proposed business combination (the “Business Combination”) with Visiox Pharmaceuticals, Inc. (“Visiox”). However, our Board does not believe that there will be sufficient time before May 23, 2024 to complete an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date in order for our shareholders to have the opportunity to participate in our future investment.

The NTA Proposal is also vital to successfully implementing the plan to complete an initial business combination. The purpose of the NTA Proposal and, if necessary, the Adjournment Proposal, is to facilitate the consummation of the initial business combination by removing certain asset requirements that may otherwise hinder the likelihood of completing the initial business combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to remove the Company’s net tangible asset requirement in order to facilitate the completion of our initial business combination.

If the Extension Amendment Proposal is approved at the EGM, holders (“public shareholders”) of our redeemable Class A ordinary shares (“public shares”) issued in our initial public offering (“IPO”) may elect to redeem their public shares for a per-share price (the “Per Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares, subject to the Redemption Limitation, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or NTA Proposal. If public shareholders do not choose to exercise their redemption rights in connection with the Extension, they will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association (the “Existing Governing Documents”). In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the EGM. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by May 23, 2024 (which is the initial extended date from the closing of our IPO), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares, at a per-share price, payable in case, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination, the Existing Governing Documents would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met or waived. If the NTA Proposal is approved and the Existing Governing Documents are amended to remove the net tangible asset requirement and the net tangible asset condition under the definitive agreement with Visiox is waived, then it is possible that the Business Combination could be consummated even if the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination. If NTA Proposal and the Extension Proposal are approved, all of the references in this proxy statement to the “Existing Governing Documents” shall be deemed to mean the Existing Governing Documents as amended by the NTA Amendments contained in this NTA Proposal.

Our Board has fixed the close of business on April 2, 2024 (the “Record Date”), as the date for determining the Company shareholders entitled to receive notice of and vote at the EGM and any adjournment thereof. Only holders of record of Ordinary Shares (as defined below) on that Record Date are entitled to have their votes counted at the EGM or any adjournment thereof. On the Record Date of the EGM, there were 8,991,229 Ordinary Shares issued and outstanding, which are all Class A Ordinary Shares. There are no longer any Class B Ordinary Shares issued and outstanding.

On May 18, 2023, following the extraordinary general meeting, shareholders holding all of the issued and outstanding Class B Ordinary Shares elected to convert their Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis (the “Sponsor Share Conversion”). As a result, 7,187,500 of our Class B Ordinary Shares were cancelled and 7,187,500 of our Class A Ordinary Shares were issued to such converting Class B shareholders. The converting Class B shareholders agreed that all of the terms and conditions applicable to the Class B Ordinary Shares set forth in the Letter Agreement, dated February 17, 2022, by and among the Company, its officers, its directors and the Class B shareholders (the “Letter Agreement”), shall continue to apply to the Class A Ordinary Shares that the Class B Ordinary Shares converted into, including the voting agreement, transfer restrictions and waiver of any right, title, interest or claim of any kind to the Trust Account or any monies or other assets held therein. Following the Sponsor Share Conversion, we have 8,991,229 Class A Ordinary Shares issued and outstanding and no Class B ordinary shares issued and outstanding.

This Proxy Statement contains important information about the EGM and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated April ___, 2024, and is first being mailed to shareholders on or about that date.

Whether or not you plan to attend the EGM, we urge you to read this material carefully and vote your shares.

April ___, 2024	By Order of the Board of Directors,

/s/ Surendra Ajjarapu
Surendra Ajjarapu
Executive Chairman

POWERUP ACQUISITION CORP.

188 Grand Street, Unit #195

New York, New York

PROXY STATEMENT

EXTRAORDINARY GENERAL MEETING

To be held on May 17, 2024, at 9:00 a.m. Eastern time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of PowerUp Acquisition Corp. (the “Company”), for use at the extraordinary general meeting (the “EGM”) to be held on May 17, 2024, at 9:00 a.m., Eastern time, or at any adjournments or postponements thereof.

At the EGM, you will be asked to vote on (A) a proposal to extend the date by which the Company must consummate an initial business combination from May 23, 2024 to February 17, 2025 (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); (B) a proposal to remove the requirements limiting the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets prior to or upon consummation of such initial business combination by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “NTA Proposal”); and (C) if necessary, a proposal to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal and the NTA Proposal.

We are a blank check company incorporated as a Cayman Islands exempted company on February 9, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar initial business combination with one or more businesses (“initial business combination”).

Pursuant to our Amended & Restated Memorandum and Articles of Association, we currently have until May 23, 2024 to consummate an initial business combination. Our Board believes that it is in the best interests of the shareholders that we continue our existence until the Extended Date (or such earlier date as determined by the Board) in order to allow us more time to complete our initial business combination.

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Additionally, our Amended & Restated Memorandum and Articles of Association require that we cannot have less than $5,000,001 in net tangible assets prior to or upon consummation of an initial business combination. Our Board believes that it is in the best interests of the shareholders that we remove this requirement in order to facilitate the completion of our initial business combination.

This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the EGM.

What is included in these materials?

These materials include:

●	This Proxy Statement for the EGM; and

●	A proxy card.

What proposals will be addressed at the EGM?

Shareholders will be asked to consider the following proposals at the EGM:

1.	A proposal, by special resolution to extend the date by which the Company must consummate an initial business combination from May 23, 2024 to February 17, 2025 (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”);

2.	A proposal, by special resolution to remove the requirements limiting the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets prior to or upon consummation of such initial business combination by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “NTA Proposal”); and

3.	A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal and the NTA Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the NTA Proposal, the “Proposals”).

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How does the Board recommend that I vote?

Our Board unanimously recommends that all shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the NTA Proposal, and “FOR” the Adjournment Proposal.

Why is the Company proposing the Extension Amendment Proposal?

Our Amended and Restated Memorandum and Articles of Association originally provided for the return of our IPO proceeds held in the trust account (the “Trust Account”) to the public shareholders if there is no qualifying initial business combination(s) consummated by May 23, 2024. As explained below, we will not be able to consummate an initial business combination by May 23, 2024 and therefore, we are asking for the Extension. Accordingly, our Amended and Restated Memorandum and Articles of Association would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination from May 23, 2024 to February 17, 2025.

We have not yet consummated an initial business combination and we currently do not expect to be able to consummate an initial business combination by May 23, 2024. Because we may not be able to complete an initial business combination within the permitted time period, the Board has determined to seek shareholder approval of the Extension.

You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders, as well as the right to redeem your public shares for cash regardless of whether an initial business combination is approved and completed or whether we have not consummated an initial business combination by the Extended Date.

Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued outstanding public shares, subject to the Redemption Limitation, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the Trust Agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal multiplied by the Per Share Redemption Price and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.

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If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension, and the amount remaining in the Trust Account may be only a small fraction of the approximately $19,901,169 that was in the Trust Account as of April [ ], 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Why is the Company proposing the NTA Proposal?

The adoption of the proposed amendments to remove the net asset test limitation from the Company’s Amended and Restated Memorandum and Articles of Association is being proposed in the NTA Proposal in order to facilitate the consummation of the Business Combination, by removing the limitation on its ability to consummate an initial business combination if the Company would have less than $5,000,001 in net tangible assets prior to or upon consummation of such initial business combination. The purpose of the net asset test limitation was initially to ensure that the Company’s Ordinary Shares are not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Ordinary Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, the Company is presenting the NTA Proposal so that the parties may consummate the Business Combination even if it does not have at least $5,000,001 in net tangible assets prior to or upon consummation of the Business Combination.

If the Company redeems its public shares in an amount in excess of the current Redemption Limitation and its securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist the Company’s securities from trading on its exchange. If Nasdaq delists any of the Company’s securities from trading on its exchange and it is not able to list such securities on another approved national securities exchange, the Company expects that such securities could be quoted on an over-the-counter market. If this were to occur, Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Company’s public shares are “penny stocks” which will require brokers trading in the Company’s public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Company’s public shares, units and warrants qualify as covered securities under such statute. If the Company were no longer listed on Nasdaq, its securities would not qualify as covered securities under such statute and it would be subject to regulation in each state in which it offers its securities.

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Who may vote at the EGM?

Holders of the Company’s Class A ordinary shares, par value $0.0001 per share, (“Ordinary Shares”) as of the close of business on April 2, 2024, are entitled to vote at the EGM. As of the Record Date of the EGM, there were 8,991,229 Ordinary Shares issued and outstanding, which are all Class A Ordinary Shares. There are no longer any Class B Ordinary Shares issued and outstanding.

How many votes must be present to hold the EGM?

Your shares are counted as present at the EGM if you attend the EGM and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you provide voting instructions. On April 2, 2024, there were 8,991,229 Ordinary Shares issued and outstanding, which are all Class A Ordinary Shares. There are no longer any Class B Ordinary Shares issued and outstanding. In order for us to conduct the EGM, the holders of a majority of the voting power of our outstanding Ordinary Shares entitled to vote at the EGM must be present at the EGM. This is referred to as a quorum. Consequently, the holders or the authorized proxies of holders of 4,496,115 Ordinary Shares must be present at the EGM to constitute a quorum.

How many votes do I have?

Each Ordinary Share (including those owned by our initial shareholders, which we refer to as “Founder Shares”) is entitled to one vote on the Extension Amendment Proposal, the NTA Proposal, and the Adjournment Proposal. Information about the shareholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the EGM. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

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What is the proxy card?

The proxy card enables you to appoint Surendra Ajjarapu, our Chief Executive Officer, and Howard Doss, our Chief Financial Officer, as your representative at the EGM. By completing and returning the proxy card, you are authorizing Mr. Ajjarapu and Mr. Doss to vote your shares at the EGM in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the EGM. Even if you plan to attend the EGM, it is strongly recommended that you complete and return your proxy card before the EGM date in case your plans change. If a proposal comes up for vote at the EGM that is not on the proxy card, the representative will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	Online. If you are a shareholder of record, you may vote online before the EGM, or vote at the EGM via the webcast.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	Online at the EGM. If you are a beneficial owner of shares held in street name and you wish to vote online at the EGM, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	Over the internet. You may vote by proxy by submitting your proxy over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

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Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, the NTA Proposal, and the Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the EGM and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required for the Extension Amendment Proposal?

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

What vote is required for the NTA Proposal?

The NTA Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the NTA Proposal.

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What vote is required for the Adjournment Proposal?

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non- votes will have no effect on this proposal, assuming that a quorum is present.

How do the Company insiders intend to vote their shares?

All of our initial shareholders (“initial shareholders” means the Original Sponsor (being, PowerUp Sponsor LLC), the Sponsor (being, SRIRAMA Associates, LLC), and each of their permitted transferees under the Letter Agreement) directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the NTA Proposal, and the Adjournment Proposal. Currently, our initial shareholders, directors, and officers own approximately 79.9% of our issued and outstanding Ordinary Shares. Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal or the NTA Proposal. Any public shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will be voted in favor of the Extension Amendment Proposal, the NTA Proposal, and the Adjournment Proposal, if applicable.

What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?

Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 7,187,500 Founder Shares (purchased from the Company by the Original Sponsor for an aggregate purchase price of $25,000), and (ii) 9,763,333 private placement warrants (purchased by the Original Sponsor for $14,645,000 simultaneously with the closing of the IPO). On August 18, 2023, the Original Sponsor sold 4,317,500 Founder Shares and 6,834,333 private placement warrants to the Sponsor for an aggregate purchase price of $1.00, payable upon the completion of the Company’s initial business combination. The Original Sponsor currently holds 2,870,000 Founder Shares and 2,929,000 private placement warrants. If an initial business combination is not consummated, the proceeds from the sale of the private placement warrants will be used to fund the redemption of the Class A ordinary shares (subject to the requirements of applicable law), and the private placement warrants and all underlying securities will be worthless. See the section entitled “The Extraordinary General Meeting — Interests of our Initial Shareholders, Directors and Officers.”

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What happens if the Extension Amendment Proposal is not approved?

Unless the Extension Amendment Proposal is approved, the Extension will not be completed.

Our Amended and Restated Memorandum and Articles of Association provides that we will have until May 23, 2024 to complete our initial business combination, or such later time as the members of the Company may approve in accordance with the Amended and Restated Memorandum and Articles of Association. If we are unable to complete our initial business combination by such deadline, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved and the Extension is completed, the Company will have until the Extended Date to complete its initial business combination.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders that have made the Election their portions of the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, which will also increase the percentage interest in the Ordinary Shares held by the Company’s initial shareholders, directors and officers, and their respective affiliates. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $19,901,169 that was in the Trust Account as of April [ ], 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

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How do I exercise my redemption rights?

If the Extension is implemented, public shareholders may seek to redeem their public shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or any other Proposal.

To exercise your redemption rights, you must demand that the Company redeem your public shares.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to the Company’s transfer agent, at Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), 48 Wall Street, 22nd Floor, New York, New York 10005, Attention: SPAC team, at least two business days prior to the EGM or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the EGM will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its public shares, such shareholder may withdraw the tender. If you delivered your public shares for redemption to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) and decide prior to the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

How are votes counted?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal, the NTA Proposal, and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Extension Amendment Proposal, the NTA Proposal and the Adjournment Proposal are “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

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Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the EGM. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the EGM and voting online if you are a shareholder of record. However, your attendance at the EGM will not automatically revoke your proxy unless you vote again at the EGM or specifically request that your prior proxy be revoked by delivering to the Company at 188 Grand Street, Unit #195, New York, NY 10013, a written notice of revocation prior to the EGM.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the EGM and vote at the EGM, you must bring to the EGM a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, this will be treated as an abstention and will have no effect on any of the Proposals.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

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Where do I find the voting results of the EGM?

We may announce preliminary voting results at the EGM. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the EGM.

Who bears the cost of soliciting proxies?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Issuer Direct Corporation to assist in the solicitation of proxies for the EGM. We have agreed to pay Issuer Direct Corporation its customary fee. We will also reimburse Issuer Direct Corporation for reasonable out-of-pocket expenses and will indemnify Issuer Direct Corporation and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact our proxy solicitor at:

Issuer Direct Corporation

One Glenwood Ave, Suite 1001

Raleigh, NC 27603

(919) 481-4000 (or banks and brokers can call collect at (919) 481-4000)

proxy@issuerdirect.com

You may also contact us at:

PowerUp Acquisition Corp.

188 Grand Street, Unit #195

New York, NY 10013

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending initial business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Our ability to complete an initial business combination;

●	the occurrence of any event, change or other circumstances that could delay an initial business combination;

●	the anticipated benefits of an initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	our public securities’ potential liquidity and trading;

●	the use of funds not held in the Trust Account;

●	the possibility of third-party claims against the Trust Account; and

●	the competitive environment in which our successor will operate following an initial business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 11, 2024, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 11, 2024, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued rules relating to certain activities of SPACs. Certain of the procedures that the Company, a potential business combination target, or others may determine to undertake in connection with such rules may increase the Company’s costs and the time needed to complete its initial business combination and may constrain the circumstances under which the Company could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules relating, among other items, to disclosures in business combination transactions between SPACs such as the Company and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), which will be effective on July 1, 2024. Certain of the procedures that the Company, a potential business combination target, or others may determine to undertake in connection with the SPAC Final Rules, or pursuant to the SECs views, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which the Company could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause the Company to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than the Company might otherwise choose.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including:

●	restrictions on the nature of our investments; and
●	restrictions on the issuance of securities.

In addition, we would be subject to burdensome compliance requirements, including:

●	registration as an investment company with the SEC;
●	adoption of a specific form of corporate structure; and
●	reporting, record keeping, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, in January 2024, the Company instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of the Company’s initial business combination or its liquidation. As a result, following the liquidation of securities in the Trust Account, the Company will receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

Until January 2024, the funds in the Trust Account had been, since the Company’s initial public offering, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of the Company being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, in January 2024, the Company instructed Equiniti, the trustee with respect to the Trust Account, to instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of the Company’s initial business combination or liquidation of the Company. Following such liquidation, the Company will receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to the Company to pay its taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account into cash in January 2024 and into in an interest-bearing demand deposit account at a bank in January 2024 could reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

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Notwithstanding the divestment of all investments in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations effective as of January 2024, the Company may still be deemed to be an investment company under the Investment Company Act, which could require the Company to liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and then proceed to liquidate and dissolve. If the Company is required to liquidate and dissolve, it will be unable to complete the Business Combination, it may lose the opportunity for any stock price appreciation, and its outstanding warrants would expire worthless.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

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Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy.

Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may receive only approximately $[____] per share (based on the amount in the Trust Account as of April [__], 2024), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Recent increases in inflation and interest rates in the United States and elsewhere could make it more difficult for us to consummate an initial business combination.

Recent increases in inflation and interest rates in the United States and elsewhere may lead to increased price volatility for publicly traded securities, including ours, and may lead to other national, regional and international economic disruptions, any of which could make it more difficult for us to consummate an initial business combination.

The excise tax included in the Inflation Reduction Act of 2022 may decrease the amount of funds available for distribution in connection with a liquidation and may hinder our ability to consummate an initial business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) issued interim guidance on the excise tax in Notice 23-02. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

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Although we were incorporated in the Cayman Islands, there is a possibility that we may acquire a U.S. domestic corporation or engage in a transaction in which a domestic corporation becomes our parent or our affiliate. While not free from doubt, absent any further guidance, it is possible that the excise tax will apply to any redemptions of our shares after December 31, 2022, including redemptions made in connection with an initial business combination or redemptions made if we are unable to consummate a business combination. The application of the excise tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public shareholders would otherwise be entitled to received. In addition, the excise tax may make a transaction with us less appealing to potential business combination targets, and thus, potentially hinder our ability to enter into and consummate an initial business combination.

For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon will not be used to pay for any excise tax due under the IR Act in connection with any redemptions of public shares made pursuant to the Extension or any subsequent business combination. We do intend to continue to use the accrued interest in the Trust Account to pay franchise and income taxes.

In the event the Extension Amendment Proposal is approved and we amend our Existing Governing Documents, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Ordinary Shares, units and warrants are listed on the Nasdaq Global Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A Ordinary Shares include, among other things, the requirement to maintain a Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $50 million. Pursuant to the terms of the Existing Governing Documents, in the event that the Extension Amendment Proposal is approved and the Existing Governing Documents are amended, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A Ordinary Shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Existing Governing Documents pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

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●	reduced liquidity for our securities;

●	a determination that our Class A Ordinary Shares constitute a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

THE EXTRAORDINARY GENERAL MEETING

We are furnishing this proxy statement to you as a shareholder of PowerUp Acquisition Corp. as part of the solicitation of proxies by our Board for use at our EGM to be held on May 17, 2024, at 9:00 a.m., Eastern time, or any adjournment or postponement thereof. In addition, our shareholders will have the opportunity to ask questions of management at the EGM.

All shareholders as of the Record Date, or their duly appointed proxies, may attend the EGM. The EGM will be conducted via live webcast. If you were a shareholder as of the close of business on April 2, 2024, you may attend the EGM. As a registered shareholder, you received a proxy card with this proxy statement. The proxy card contains instructions on how to attend the virtual meeting, including the website along with your control number. You will need your control number to attend the virtual meeting, submit questions and vote online.

If you do not have your control number, contact our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), by telephone at 718-765-8730 or by email at proxy@astfinancial.com. If your Ordinary Shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) to have a control number generated. Please allow up to 72 hours for processing your request for a control number.

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Shareholders can pre-register to attend the virtual meeting as early as May 16, 2024, at 9:00 a.m. Eastern Time. To pre-register, visit https://agm.issuerdirect.com/pwup and enter your control number, name and email address. After pre-registering, you will be able to vote or submit questions for the EGM.

To attend online and participate in the EGM, you will need to visit https://agm.issuerdirect.com/pwup and enter the control number provided on your proxy card, regardless of whether you pre-registered.

Shareholders will have multiple opportunities to submit questions to the Company for the EGM. Shareholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. Shareholders also may submit questions live during the meeting. Questions pertinent to EGM matters may be recognized and answered during the EGM in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for EGM matters. In addition, we will offer live technical support for all shareholders attending the EGM.

Date, Time, Place and Purpose of the EGM

The EGM will be held on May 17, 2024, at 9:00 a.m., Eastern time. The EGM will be a completely virtual meeting. You will be able to attend, vote your shares, and submit questions during the EGM via a live webcast available at https://agm.issuerdirect.com/pwup. You are cordially invited to attend the EGM, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	A proposal, by special resolution to extend the date by which the Company must consummate an initial business combination from May 23, 2024 to February 17, 2025 (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”);

2.	A proposal, by special resolution to remove the requirements limiting the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets prior to or upon consummation of such initial business combination by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “NTA Proposal”); and

3.	A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal and the NTA Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the NTA Proposal, the “Proposals”).

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Record Date, Voting and Quorum

Our Board fixed the close of business on April 2, 2024, as the Record Date for the determination of holders of our outstanding Ordinary Shares entitled to notice of and to vote on all matters presented at the EGM. As of the record date, there were 8,991,229 Ordinary Shares issued and outstanding, which are all Class A Ordinary Shares. There are no longer any Class B Ordinary Shares issued and outstanding. Each share entitles the holder thereof to one vote. The holders or the authorized proxies of the holders of 4,496,115 Ordinary Shares must be present at the EGM to constitute a quorum.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

The NTA Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the EGM will have no effect on the outcome of the vote on the Proposals.

Voting

You can vote your shares at the EGM by proxy or in person online.

You can vote by proxy by having one or more individuals who will be at the EGM vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the EGM is called voting “by proxy.”

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If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the internet as described above, you will designate Surendra Ajjarapu, our Chief Executive Officer, and Howard Doss, our Chief Financial Officer, to act as your proxy at the EGM. Mr. Ajjarapu and Mr. Doss will then vote your shares at the EGM in accordance with the instructions you have given him in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the EGM.

Alternatively, you can vote your shares online by attending the EGM in person online. While we know of no other matters to be acted upon at this year’s EGM, it is possible that other matters may be presented at the EGM. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Ajjarapu and Mr. Doss.

A special note for those who plan to attend the EGM and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the EGM.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the EGM in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the EGM will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, Ordinary Shares will be voted “FOR” the Extension Amendment Proposal, “FOR” the NTA Proposal, and “FOR” the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our corporate secretary, at (347) 313-8109.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the EGM.

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Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the EGM. A proxy may be revoked by filing with our corporate secretary (PowerUp Acquisition Corp., 188 Grand Street, Unit #195, New York, NY 10013) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the EGM and voting online.

Simply attending the EGM will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the EGM

Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the EGM. If you wish to attend the EGM virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the EGM. For example, you may submit an account statement showing that you beneficially owned Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies; Expenses.

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the EGM, will be borne by the Company. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Issuer Direct Corporation to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Issuer Direct Corporation at:

Issuer Direct Corporation

One Glenwood Ave, Suite 1001

Raleigh, NC 27603

(919) 481-4000 (or banks and brokers can call collect at (919) 481-4000)

proxy@issuerdirect.com

The Company has agreed to pay Issuer Direct Corporation its customary fees and expenses for its services in connection with the EGM.

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No Right of Dissent or Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the EGM. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Principal Offices

Our principal executive offices are located at PowerUp Acquisition Corp., 188 Grand Street, Unit #195, New York, NY 10013. Our telephone number at such address is (347) 313-8109.

Interests of our Initial Shareholders, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	Ownership of (i) 7,187,500 Founder Shares (purchased from the Company by the Original Sponsor for an aggregate purchase price of $25,000), and (ii) 9,763,333 private placement warrants (purchased by the Original Sponsor for $14,645,000 simultaneously with the closing of the IPO). On August 18, 2023, the Original Sponsor sold 4,317,500 Founder Shares and 6,834,333 private placement warrants to the Sponsor for an aggregate purchase price of $1.00, payable upon the completion of the Company’s initial business combination. The Original Sponsor currently holds 2,870,000 Founder Shares and 2,929,000 private placement warrants. If an initial business combination is not consummated, the proceeds from the sale of the private placement warrants will be used to fund the redemption of the Class A ordinary shares (subject to the requirements of applicable law), and the private placement warrants and all underlying securities will be worthless.

●

In order to finance transaction costs in connection with an initial business combination, our sponsor or an affiliate of our sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes an initial business combination, the Company may repay the Working Capital Loans. Otherwise, in the event that an initial business combination does not close, the Working Capital Loans may be repaid only out of funds held outside the Trust Account.

As of the Record Date, the Sponsor and the Company are a party to various loan arrangements in support of the Company’s potential de-SPAC transaction whereby advances, in the aggregate amount of $2,000,000, have been made by third parties to the Sponsor, and in turn, such amounts were advanced to Visiox in support of commitments of the Sponsor or the Company owed to Visiox. These advances are intended to be satisfied in cash or through the transfer of a portion of the ordinary shares held by the Sponsor in connection the closing of the Business Combination, although in certain cases the third-party lenders may first seek for the Company to satisfy the advances in cash or through issuance of ordinary shares. In each case, no interest will accrue under these arrangements and be payable by the Company or otherwise accrue for the benefit of the Sponsor. In addition, as of the date of this proxy statement, the Sponsor has facilitated Working Capital Loans to the Company in an aggregate amount of $450,000 that are expected to be repaid at the consummation of the Business Combination. And, the Sponsor and the Company may enter into similar arrangements to support the Company’s working capital needs prior to the consummation of the Business Combination.

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●

Our sponsor has agreed that it will be liable to us if and to the extent any claims by (A) a third-party for services rendered or products sold to us (other than our independent registered public accounting firm), or (B) a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.25 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.25 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third -party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We will seek to reduce the possibility that our sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except our independent registered public accounting firm), prospective target businesses or other entities with which we do business, execute agreements waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

●	None of our officers or directors has received any cash compensation for services rendered to us. Our sponsor, officers and directors, or any of their respective affiliates, are entitled to be reimbursed for certain bona-fide, documented out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable initial business combinations. In addition, we may pay a customary financial consulting fee to our sponsor and/or affiliates of our sponsor, which will not be made from the proceeds of our IPO held in the Trust Account prior to the completion of our initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources that we believe are necessary in order to assess, negotiate and consummate an initial business combination. Additionally, after the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed initial business combination. It is unlikely the amount of such compensation will be known at the time such materials are distributed, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined by a compensation committee constituted solely by independent directors. We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential initial business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

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Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes. You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO EQUINITI TRUST COMPANY, LLC (F/K/A AMERICAN STOCK TRANSFER & TRUST COMPANY) AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to May 15, 2024 (two business days before the EGM), you must elect either to physically tender your share certificates to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) at 48 Wall Street, 22nd Floor, New York, NY 10005, Attention: SPAC team, E-mail: SPACSUPPORT@astfinancial.com or to deliver your public shares to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to May 15, 2024 (two business days before the EGM) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved.

In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the EGM.

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Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent.

The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to May 15, 2024 (two business days before the EGM) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the EGM that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based upon the amount in the Trust Account as of April 2, 2024, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $19,901,169 at the time of the EGM. The closing price of the Ordinary Shares on April 2, 2024, was approximately $11.05 per share. Accordingly, if the market price were to remain the same until the date of the EGM, exercising redemption rights would result in a public shareholder receiving approximately $[______] less for each share than if such shareholder sold the shares in the open market.

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If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to May 15, 2024 (two business days before the EGM). If the Extension Amendment Proposal is approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be returned promptly following the EGM as described above.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

●	financial institutions or financial services entities;
●	broker-dealers;
●	taxpayers that are subject to the mark-to-market tax accounting rules;
●	tax-exempt entities;
●	governments or agencies or instrumentalities thereof;
●	insurance companies;
●	regulated investment companies;
●	real estate investment trusts;
●	persons liable for alternative minimum tax;
●	expatriates or former long-term residents of the United States;
●	persons that actually or constructively own five percent or more of our voting shares;
●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transactions;
●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
●	controlled foreign corporations; or
●	passive foreign investment companies.

In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax.

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In addition, this summary is limited to investors that hold our shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the tax consequences described herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described herein. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR CLASS A ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (a “Redeeming U.S. Holder”). For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:

●	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;
●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or
●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

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Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we are likely to be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.

Subject to the preceding, a Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

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If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation (i.e., a Cayman Islands company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).

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If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and
●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:

●	any gain or “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. H the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;
●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;
●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and
●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

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A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

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Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Global Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

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The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or
●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a dividend rather than a sale will not be subject to United States federal income tax, unless the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate

Information Reporting and Backup Withholding

Dividend payments with respect to our Class A Ordinary Shares and proceeds from the sale, exchange or redemption of our Class A Ordinary Shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

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As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of April 2, 2024, on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;
●	each of our executive officers and directors that beneficially owns Ordinary Shares; and
●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

In the table below, percentage ownership is based on 8,991,229 Ordinary Shares issued and outstanding as of April 2, 2024.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Approximate Percentage of Voting Control
SRIRAMA Associates, LLC (our Sponsor) (3)	4,317,500	48.0%	—	—	48.0%
Suren Ajjarapu (3)	—	—	—	—	—
Howard Doss	—	—	—	—	—
Michael L. Peterson	—	—	—	—	—
Donald G. Fell	—	—	—	—	—
Avinash Wadhwani	—	—	—	—	—
Mayur Doshi	—	—	—	—	—
All executive officers and directors as a group (7 individuals)	4,317,500	48.0%	—	—	48.0%
Five Percent Holders
PowerUp Sponsor LLC (our Original Sponsor) (4)	2,870,000	31.9%	—	—	31.9%

(1) Unless otherwise noted, the business address of each of the following entities or individuals is c/o PowerUp Acquisition Corp., 188 Grand Street, Unit #195, New York, NY 10013.

(2) All Class B ordinary shares were converted into Class A ordinary shares on a one-for-one basis.

(3) Our Sponsor is the record holder of such shares. Mr. Ajjarapu is the managing member of our Sponsor. As such, Mr. Ajjarapu has voting and investment discretion with respect to the ordinary shares held of record by our Sponsor and may be deemed to have shared beneficial ownership of the ordinary shares held directly by our Sponsor. Mr. Ajjarapu disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

(4) Our Original Sponsor is the record holder of such shares. Messrs. Hack and Schillinger are the managing members of our Original Sponsor. As such, each of Messrs. Hack and Schillinger has voting and investment discretion with respect to the ordinary shares held of record by our Original Sponsor and may be deemed to have shared beneficial ownership of the ordinary shares held directly by our Original Sponsor. Each of Messrs. Hack and Schillinger disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

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PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to extend the date by which the Company must consummate an initial business combination from May 23, 2024 to February 17, 2025 by amending the Company’s Amended and Restated Memorandum and Articles of Association.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete an initial business combination. Approval of each of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by May 23, 2024, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.

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The Board’s Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Memorandum and Articles of Association provide that the Company must consummate an initial business combination before May 23, 2024. We currently do not expect to be able to consummate an initial business combination by May 23, 2024. The Company’s Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM, will be required to approve the Extension Amendment Proposal. Additionally, our Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares if our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the current deadline to the Extended Date.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on entering into a definitive agreement for an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

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If the Extension is not completed and we have not consummated an initial business combination by May 23, 2024, we will automatically wind up, liquidate and dissolve starting on May 23, 2024.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the private placement warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto.

The Company will remain a reporting company under the Exchange Act and its units, Class A ordinary shares, and public warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

The approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $19,901,169 in cash and marketable securities that was in the Trust Account as of April [ __], 2024.

If the Extension Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

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You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the EGM will have no effect on the outcome of the vote on the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 7,187,500 Founder Shares, representing approximately 79.9% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the Trust Account. Notwithstanding shareholder approval of the Extension Amendment, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Full Text Resolution

Please see Annex A for the full text of the resolution to be proposed at the EGM in respect of the Extension Amendment Proposal.

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Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL TWO — THE NTA PROPOSAL

The Company is asking its shareholders to approve the NTA Proposal. The purpose of the NTA Proposal is to facilitate the consummation of the initial business combination by removing certain asset requirements that would otherwise hinder the likelihood of completing the initial business combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to remove the Company’s net tangible asset requirement in order to facilitate the consummation of the Business Combination.

Consequences if the NTA Proposal is Not Approved

The Company’s shareholders are being asked to adopt the proposed NTA Amendments to the Existing Governing Documents prior to the Closing, which, in the judgment of the Company’s board of directors, may facilitate the consummation of the Business Combination. The Existing Governing Documents limit the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets prior to or upon consummation of such initial business combination. The purpose of such limitation was initially to ensure that the Company’s ordinary shares not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Company’s ordinary shares stock would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, the Company is presenting the NTA Proposal to facilitate the consummation of the Business Combination.

If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination, the Existing Governing Documents would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met or waived.

If the NTA Proposal is approved and the Existing Governing Documents are amended to remove the net tangible asset requirement and the net tangible asset condition under the definitive agreement with Visiox Pharmaceuticals, Inc. is waived, then it is possible that the Business Combination could be consummated even if the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination. If NTA Proposal and the Extension Proposal are approved, all of the references in this proxy statement to the “Existing Governing Documents” shall be deemed to mean the Existing Governing Documents as amended by the NTA Amendments contained in this NTA Proposal.

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Consequences if the NTA Proposal is Approved

If the Company redeems its public shares in an amount in excess of the current redemption limitation and its securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist the Company’s securities from trading on its exchange. If Nasdaq delists any of the Company’s securities from trading on its exchange and it is not able to list such securities on another approved national securities exchange, the Company expects that such securities could be quoted on an over-the-counter market. If this were to occur, the Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Company’s public shares are “penny stocks” which will require brokers trading in the Company’s public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Company’s public shares, units and warrants qualify as covered securities under such statute. If the Company were no longer listed on Nasdaq, its securities would not qualify as covered securities under such statute and it would be subject to regulation in each state in which it offers its securities.

Vote Required for Approval

The approval of the NTA Proposal requires a special resolution under the Cayman Islands Companies Act, which requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares present in person or represented by proxy at the extraordinary general meeting and entitled to vote on such matter. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the extraordinary general meeting, and otherwise will have no effect on the proposal.

Full Text Resolution

Please see Annex B for the full text of the resolution to be proposed at the EGM in respect of the NTA Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the NTA Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

In the event that, based on the tabulated votes, there are not sufficient votes at the time of the EGM to approve the Extension Amendment Proposal or the NTA Proposal, the Company may move to adjourn the EGM in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal or the NTA Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the NTA Proposal.

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Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the EGM to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal or the NTA Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the EGM will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of Resolution

“RESOLVED, as an ordinary resolution, to adjourn the extraordinary general meeting of shareholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the NTA Proposal.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

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OTHER MATTERS

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 188 Grand Street, Unit #195, New York, NY 10013, to inform us of his or her request; or
●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the internet at the SEC’s website at http://www.sec.report.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the EGM, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Issuer Direct Corporation

One Glenwood Ave, Suite 1001

Raleigh, NC 27603

(919) 481-4000 (or banks and brokers can call collect at (919) 481-4000)

proxy@issuerdirect.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

PowerUp Acquisition Corp.

188 Grand Street, Unit #195

New York, NY 10013

(347) 313-8109

If you are a shareholder of the Company and would like to request documents, please do so by May 10, 2024 in order to receive them before the EGM. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

POWERUP ACQUISITION CORP.

Extension Amendment Proposal

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 and Article 49.8 in their entirety and the insertion of the following language in its place:

49.7	In the event that the Company does not consummate a Business Combination by February 17, 2025, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;
(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8	In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by February 17, 2025, or such later time as the Members may approve in accordance with the Articles; or
(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

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ANNEX B

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

POWERUP ACQUISITION CORP.

NTA Proposal

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.2(b), Article 49.4, and Article 49.5, in their entirety and the insertion of the following language in its place:

49.2(b)	Provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

49.4	At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorized to consummate such Business Combination.

49.5	Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to the initially scheduled vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

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POWERUP ACQUISITION CORP.

188 Grand Street, Unit #195

New York, NY 10013

April [  ], 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF POWERUP ACQUISITION CORP.

The undersigned hereby appoints Surendra Ajjarapu and Howard Doss, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the Ordinary Shares of PowerUp Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on April 2, 2024, at the EGM to be held virtually on May 17, 2024, or any adjournment or postponement thereof and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE, TWO AND THREE.

(Continued, and to be marked, dated and signed, on the other side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

POWERUP ACQUISITION CORP. - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, and 3.	Please mark votes as indicated in this example

(1)	The Extension Amendment Proposal - A special resolution to extend the date by which the Company must consummate an initial business combination from May 23, 2024 to February 17, 2025 by amending the Company’s Amended and Restated Memorandum and Articles of Association in the form of amendment set forth in Annex A to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	The NTA Proposal – A special resolution to remove the requirements limiting the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets prior to or upon consummation of such initial business combination by amending the Company’s Amended and Restated Memorandum and Articles of Association.

(3)	The Adjournment Proposal - An ordinary resolution to adjourn the extraordinary general meeting of shareholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Signature
Signature (if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1 2, and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

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